  As filed with the Securities and Exchange Commission on October 4, 1999

                                                 Registration No. 333-85101
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                              POST EFFECTIVE

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933

                                --------------
                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    4841                   23-2417713
     (State or other          (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial           Identification No.)
     incorporation or        Classification Code
      organization)                Number)


                           ONE NORTH MAIN STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                 (814) 274-9830
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                --------------
                            COLIN H. HIGGIN, ESQUIRE
                             DEPUTY GENERAL COUNSEL
                      ADELPHIA COMMUNICATIONS CORPORATION

                           ONE NORTH MAIN STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                 (814) 274-9830
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                --------------

                PLEASE ADDRESS A COPY OF ALL COMMUNICATIONS TO:

  CARL E. ROTHENBERGER, JR., ESQUIRE          STEVEN R. FINLEY, ESQUIRE
          BUCHANAN INGERSOLL                 GIBSON, DUNN & CRUTCHER LLP
       PROFESSIONAL CORPORATION                    200 PARK AVENUE
     21ST FLOOR, 301 GRANT STREET             NEW YORK, NEW YORK 10166
    PITTSBURGH, PENNSYLVANIA 15219                 (212) 351-3920
            (412) 562-8826
                              BERNARD P. GALLAGHER
                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                                 (203) 972-2000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective time of this Registration Statement.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                --------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 21. Exhibits and Financial Statement Schedules

  (a) The following is a complete list of Exhibits filed as part of this Post Effective Amendment No. 1 to this Registration Statement, which are incorporated herein:

   Exhibit
     No.                     Reference
   -------                   ---------
     2.01    Agreement and Plan of Merger, dated as    Previously filed.
             of March 5, 1999, as amended, by and
             among Adelphia Communications
             Corporation, Adelphia Acquisition
             Subsidiary, Inc. and Century
             Communications Corp.

     3.01    Certificate of Incorporation of Adelphia  Incorporated herein by reference is
             Communications Corporation                Exhibit 3.01 to Registrant's Current
                                                       Report on Form 8-K dated July 24,
                                                       1997. (File No. 0-16104)

     3.02    Bylaws of Adelphia Communications         Incorporated herein by reference is
             Corporation                               Exhibit 3.02 to Registrant's Annual
                                                       Report on Form 10-K for the fiscal
                                                       year ended March 31, 1994. (File No.
                                                       0-16014)

     3.03    Certificate of Designations for 5 1/2%    Incorporated herein by reference is
             Series D Convertible Preferred Stock      Exhibit 3.01 to Registrant's Current
                                                       Report on Form 8-K for the event dated
                                                       April 28, 1999. (File No. 0-16104)

     4.01    Indenture, dated as of February 26,       Incorporated herein by reference is
             1997, between the Registrant and Bank of  Exhibit 4.01 to Registrant's Current
             Montreal Trust Company with respect to    Report on Form 8-K dated May 1, 1997.
             the Registrant's 9 7/8% Senior Notes Due  (File No. 0-16014)
             2007

     4.02    Form of Note with respect to the          Contained in Indenture filed as
             Registrant's 9 7/8% Senior Notes Due      Exhibit 4.01.
             2007

     4.03    Registration Rights Agreement, dated as   Incorporated herein by reference is
             of February 26, 1997, between the         Exhibit 10.01 to Registrant's Current
             Registrant and the Initial Purchaser      Report on Form 8-K dated May 1, 1997.
             with respect to the Registrant's 9 7/8%   (File No. 0-16014)
             Senior Notes Due 2007

     4.04    First Supplemental Indenture, dated as    Incorporated herein by reference is
             of May 4, 1994, with respect to           Exhibit 4.01 to Registrant's Current
             Registrant's 9 1/2% Senior Pay-In-Kind    Report on Form 8-K dated May 5, 1994.
             Notes Due 2004                            (File No. 0-16014)

     4.05    Indenture, dated as of February 22,       Incorporated herein by reference is
             1994, with respect to Registrant's 9      Exhibit 4.05 to Registration Statement
             1/2% Senior Pay-In-Kind Notes Due 2004    No. 33-52513 on Form S-4.

     4.06    Indenture, dated as of July 28, 1993,     Incorporated herein by reference is
             with respect to Registrant's 10 1/4%      Exhibit 4.01 to Registrant's Quarterly
             Senior Notes Due 2000                     Report on Form 10-Q for the quarter
                                                       ended June 30, 1993. (File No. 0-
                                                       16014)

     4.07    Amended and Restated Indenture, dated as  Incorporated herein by reference is
             of May 11, 1993, with respect to          Exhibit 4.01 to Registrant's Annual
             Registrant's 9 7/8% Senior Debentures     Report on Form 10-K for the fiscal
             Due 2005                                  year ended March 31, 1993. (File No.
                                                       0-16014)

   Exhibit
     No.                     Reference
   -------                   ---------
     4.08    Indenture, dated as of September 2,       Incorporated herein by reference is
             1992, with respect to the Registrant's    Exhibit 4.03 to Registration Statement
             11 7/8% Senior Debentures Due 2004        No. 33-52630 on Form S-1.

     4.09    Indenture, dated as of May 7, 1992, with  Incorporated herein by reference is
             respect to the Registrant's 12 1/2%       Exhibit 4.03 to Registrant's Annual
             Senior Notes Due 2002                     Report on Form 10-K for the fiscal
                                                       year ended March 31, 1992. (File No.
                                                       0-16014)

     4.10    Indenture, dated as of April 15, 1996,    Incorporated by reference is Exhibit
             between Hyperion Telecommunications,      4.1 to Registration Statement No. 333-
             Inc. and Bank of Montreal Trust Company   06957 on Form S-4 filed for Hyperion
                                                       Telecommunications, Inc.

     4.11    Form of 13% Hyperion Telecommunications,  Incorporated herein by reference is
             Inc. Senior Discount Notes                Exhibit 4.3 to Hyperion
                                                       Telecommunications, Inc.'s
                                                       Registration Statement No. 333-12619
                                                       on Form S-1.

     4.12    First Supplemental Indenture, dated as    Incorporated herein by reference is
             of September 11, 1996, between Hyperion   Exhibit 4.2 of Hyperion
             Telecommunications, Inc. and Bank of      Telecommunications, Inc.'s
             Montreal Trust Company                    Registration Statement No. 333-12619
                                                       on Form S-1.

     4.13    Indenture, dated as of November 12,       Incorporated herein by reference is
             1996, between Olympus Communications,     Exhibit 10.02 to Registrant's Current
             L.P., Olympus Capital Corporation and     Report on Form 8-K dated December 16,
             Bank of Montreal Trust Company            1996. (File No. 0-16014)

     4.14    Certificate of Designations for 13%       Contained in Exhibit 3.01 to
             Series A and Series B Cumulative          Registrant's Current Report on Form 8-
             Exchangeable Preferred Stock              K dated July 24, 1997, which is
                                                       incorporated herein by reference.
                                                       (File No. 0-16014)

     4.15    Certificate of Designations for Series C  Contained in Exhibit 3.01 to
             Convertible Preferred Stock               Registrant's Current Report on Form 8-
                                                       K dated July 24, 1997, which is
                                                       incorporated herein by reference.
                                                       (File No. 0-16014)

     4.16    Indenture, dated as of July 7, 1997,      Incorporated herein by reference is
             with respect to the Registrant's 10 1/2%  Exhibit 4.03 from the Registrant's
             Senior Notes due 2004, between the        Current Report on Form 8-K dated July
             Registrant and the Bank of Montreal       24, 1997. (File No. 0-16014)
             Trust Company

     4.17    Form of 10 1/2% Senior Note due 2004      Contained in Exhibit 4.03 to
                                                       Registrant's Current Report on Form 8-
                                                       K dated July 24, 1997 which is
                                                       incorporated herein by reference.
                                                       (File No. 0-16014)

     4.18    Form of Indenture, with respect to the    Contained in Exhibit 3.01 as Annex A
             Registrant's 13% Senior Subordinated      to Registrant's Current Report on Form
             Exchange Debentures due 2009, between     8-K dated July 24, 1997, which is
             the Registrant and the Bank of Montreal   incorporated herein by reference.
             Trust Company                             (File No. 0-16014)


   Exhibit
     No.                     Reference
   -------                   ---------
     4.19    Form of Certificate for 13% Cumulative    Incorporated herein by reference is
             Exchangeable Preferred Stock              Exhibit 4.06 from the Registrant's
                                                       Current Report on Form 8-K dated
                                                       July 24, 1997. (File No. 0-16014)

     4.20    Form of Certificate for Series C          Incorporated herein by reference is
             Convertible Preferred Stock               Exhibit 4.06 from the Registrant's
                                                       Current Report on Form 8-K dated July
                                                       24, 1997. (File No. 0-16014)

     4.21    Indenture, dated as of August 27, 1997,   Incorporated herein by reference to
             with respect to Hyperion                  Exhibit 4.01 to Hyperion's Current
             Telecommunications, Inc. ("Hyperion") 12  Report on Form 8-K dated August 27,
             1/4% Senior Secured Notes due 2004,       1997. (File No. 0-21605)
             between Hyperion and the Bank of
             Montreal Trust Company

     4.22    Form of 12 1/4% Senior Secured Note due   Contained in Exhibit 4.21.
             2004

     4.23    Second Supplemental Indenture, dated as   Incorporated by reference herein to
             of August 27, 1997, between Hyperion and  Exhibit 4.06 to Hyperion's Current
             the Bank of Montreal Trust Company,       Report on Form 8-K dated August 27,
             regarding Hyperion's 13% Senior Discount  1997. (File No. 0-21605)
             Notes due 2003

     4.25    Indenture, dated as of September 25,      Incorporated herein by reference is
             1997, with respect to the Registrant's 9  Exhibit 4.01 from the Registrant's
             1/4% Senior Notes due 2002, between the   Current Report on Form 8-K, dated
             Registrant and the Bank of Montreal       September 25, 1997. (File No. 0-16014)
             Trust Company

     4.26    Registration Rights Agreement between     Incorporated herein by reference is
             Adelphia Communications Corporation and   Exhibit 4.02 from the Registrant's
             the Initial Purchaser, dated September    Current Report on Form 8-K, dated
             25, 1997, regarding the Registrant's 9    September 25, 1997. (File No. 0-16014)
             1/4% Senior Notes due 2002

     4.27    Form of 9 1/4% Senior Note due 2002       Contained in Exhibit 4.25.

     4.28    Indenture, dated as of January 21, 1998,  Incorporated by reference herein is
             with respect to the Registrant's 8 3/8%   Exhibit 4.01 from the Registrant's
             Senior Notes due 2008, between the        Current Report on Form 8-K dated
             Registrant and the Bank of Montreal       January 21, 1998. (File No. 0-16014)
             Trust Company (the "January 1998
             Indenture")

     4.29    Registration Rights Agreement between     Incorporated by reference herein is
             Adelphia Communications Corporation and   Exhibit 4.02 from the Registrant's
             the Initial Purchaser, dated January 21,  Current Report on Form 8-K dated
             1998, regarding the Registrant's 8 3/8%   January 21, 1998. (File No. 0-16014)
             Senior Notes due 2008

     4.30    Form of 8 3/8% Senior Note due 2008       Contained in Exhibit 4.28.

     4.31    Indenture, dated as of July 2, 1998,      Incorporated by reference herein is
             with respect to the Registrant's 8 1/8%   Exhibit 4.01 from the Registrant's
             Senior Notes due 2003, between the        Current Report on Form 8-K, dated July
             Registrant and the Bank of Montreal       2, 1998. (File No. 0-16014)
             Trust Company


   Exhibit
     No.                     Reference
   -------                   ---------
     4.32    Registration Rights Agreement between     Incorporated by reference herein is
             Adelphia Communications Corporation and   Exhibit 4.02 from the Registrant's
             the Initial Purchaser, dated July 2,      Current Report on Form 8-K, dated July
             1998, regarding the Registrant's 8 1/8%   2, 1998. (File No. 0-16014)
             Senior Notes due 2003

     4.33    Form of 8 1/8% Senior Note due 2003       Incorporated by reference herein is
                                                       Exhibit 4.03 from the Registrant's
                                                       Current Report on Form 8-K, dated July
                                                       2, 1998. (File No. 0-16014)

     4.34    The First Supplemental Indenture, dated   Incorporated by reference herein is
             as of November 12, 1998, to January 1998  Exhibit 4.01 from the Registrant's
             Indenture with respect to the             Current Report on Form 8-K filed on
             Registrant's 8 3/8% Senior Notes due      January 28, 1999. (File No. 0-16014)
             2008, between the Registrant and the
             Bank of Montreal Trust Company

     4.35    Registration Rights Agreement between     Incorporated by reference herein is
             Adelphia Communications Corporation and   Exhibit 4.02 from the Registrant's
             the Initial Purchaser, dated November     Current Report on Form 8-K filed on
             12, 1998, regarding the Registrant's 8    January 28, 1999. (File No. 0-16014)
             3/8% Senior Notes due 2008

     4.36    Indenture, dated as of January 13, 1999,  Incorporated by reference herein is
             with respect to the Registrant's 7 1/2%   Exhibit 4.03 from the Registrant's
             Senior Notes due 2004 and 7 3/4% Senior   Current Report on Form 8-K filed on
             Notes due 2009, between the Registrant    January 28, 1999. (File No. 0-16014)
             and the Bank of Montreal Trust Company

     4.37    Registration Rights Agreement between     Incorporated by reference herein is
             Adelphia Communications Corporation and   Exhibit 4.04 from the Registrant's
             the Initial Purchaser, dated January 13,  Current Report on Form 8-K filed on
             1999, regarding the Registrant's 7 1/2%   January 28, 1999. (File No. 0-16014)
             Senior Notes due 2004 and 7 3/4% Senior
             Notes due 2009

     4.38    Form of 7 1/2% Senior Note due 2004       Incorporated by reference herein is
                                                       Exhibit 4.05 from the Registrant's
                                                       Current Report on Form 8-K filed on
                                                       January 28, 1999. (File No. 0-16014)

     4.39    Form of 7 3/4% Senior Note due 2009       Incorporated by reference herein is
                                                       Exhibit 4.06 from the Registrant's
                                                       Current Report on Form 8-K filed on
                                                       January 28, 1999. (File No. 0-16014)

     4.40    Indenture, dated as of March 2, 1999,     Incorporated by reference herein is
             with respect to Hyperion                  Exhibit 4.01 from the Registrant's
             Telecommunications, Inc. ("Hyperion")     Current Report on Form 8-K filed on
             12% Senior Subordinated Notes due 2007,   March 10, 1999. (File No. 0-16014)
             between Hyperion and the Bank of
             Montreal Trust Company

     4.41    Form of 12% Senior Subordinated Note due  Incorporated by reference herein is
             2007                                      Exhibit 4.02 from the Registrant's
                                                       Current Report on Form 8-K filed on
                                                       March 10, 1999. (File No. 0-16014)


   Exhibit
     No.                     Reference
   -------                   ---------
     4.42    Registration Rights Agreement between     Incorporated by reference herein is
             Hyperion Telecommunications, Inc. and     Exhibit 10.04 from the Registrant's
             the Initial Purchasers, dated March 2,    Current Report on Form 8-K filed on
             1999, regarding Hyperion's 12% Senior     March 10, 1999. (File No. 0-16014)
             Subordinated Notes due 2007

     4.43    Indenture, dated as of April 28, 1999,    Incorporated by reference herein is
             with respect to the Registrant's 7 7/8%   Exhibit 4.01 from the Registrant's
             Senior Notes due 2009, between the        Current Report on Form 8-K filed on
             Registrant and The Bank of Montreal       April 28, 1999. (File No. 0-16014)
             Trust Company

     4.44    The First Supplemental Indenture, dated   Incorporated by reference herein is
             as of April 28, 1999, to April 1999       Exhibit 4.02 from the Registrant's
             Indenture, with respect to the            Current Report on Form 8-K filed on
             Registrant's 7 7/8% Senior Notes due      April 28, 1999. (File No. 0-16014)
             2009, between the Registrant and The
             Bank of Montreal Trust Company

     4.45    Form of 7 7/8% Senior Note due 2009       Contained in Exhibit 4.44.

     5.01    Opinion of Buchanan Ingersoll             Previously filed.
             Professional Corporation, regarding the
             legality of the shares of Class A common
             stock to be registered under this
             registration statement.

     8.01    Opinion of Buchanan Ingersoll             Filed herewith.
             Professional Corporation, regarding
             certain United States federal income tax
             consequences of the merger.

     8.02    Opinion of Gibson, Dunn & Crutcher LLP,   Filed herewith.
             regarding certain United States federal
             income tax consequences of the merger.

    23.01    Consent of Deloitte & Touche LLP with     Previously filed.
             respect to financial statements of
             Adelphia and Olympus

    23.02    Consent of KPMG LLP with respect to       Previously filed.
             financial statements of FrontierVision

    23.03    Consent of Deloitte & Touche LLP with     Previously filed.
             respect to financial statements of
             Century

    23.04    Consent of Deloitte & Touche LLP with     Previously filed.
             respect to financial statements of
             Harron

    23.05    Consent of Buchanan Ingersoll             Previously filed.
             Professional Corporation

    23.06    Consent of Buchanan Ingersoll             Contained in their opinion filed as
             Professional Corporation                  Exhibit 8.01.

    23.07    Consent of Gibson, Dunn & Crutcher, LLP   Contained in their opinion filed as
                                                       Exhibit 8.02.


   Exhibit
     No.                     Reference
   -------                   ---------
    23.08    Consent of Daniels & Associates, L.P.     Previously filed.

    23.09    Consent of Donaldson, Lufkin & Jenrette   Previously filed.
             Securities Corporation

    24.01    Power of Attorney (included on the        Previously filed.
             signature page of the registration
             statement)

    99.01    Voting Agreement, dated as of March 5,    Incorporated herein by reference is
             1999, by and among Adelphia               Exhibit 10.01 to Registrant's Current
             Communications Corporation, Leonard Tow,  Report on Form 8-K, filed on March 10,
             the Claire Tow Trust and the Trust        1999. (File No. 0-16014)
             Created by Claire Tow Under Date of
             December 10, 1979.

    99.02    Voting Agreement, dated as of March 5,    Incorporated herein by reference is
             1999, by and among Century                Exhibit 10.02 to Registrant's Current
             Communications Corp., John J. Rigas,      Report on Form 8-K, filed on March 10,
             Michael J. Rigas, Timothy J. Rigas and    1999. (File No. 0-16014)
             James P. Rigas.

    99.03    Opinion of Daniels & Associates, L.P.     Previously filed.

    99.04    Opinion of Donaldson, Lufkin & Jenrette   Previously filed.
             Securities Corporation

    99.05    Registration Rights Agreement among       Incorporated herein by reference is
             Adelphia Communications Corporation,      Exhibit 10.01 to Registrant's Current
             John J. Rigas, Timothy J. Rigas, Michael  Report on Form 8-K, filed on August
             J. Rigas, James P. Rigas, Claire Tow and  12, 1999. (File No. 0-16014)
             the holders of Century Class B common
             stock.

    99.06    Tag-Along Rights Agreement among          Incorporated herein by reference is
             Adelphia Communications Corporation,      Exhibit 10.02 to Registrant's Current
             John J. Rigas, Timothy J. Rigas, Michael  Report on Form 8-K, filed on August
             J. Rigas, James P. Rigas, Claire Tow and  12, 1999. (File No. 0-16014)
             the holders of Century Class B common
             stock.

    99.07    Agreement by and between Adelphia         Incorporated herein by reference is
             Communications Corporation and Citizens   Exhibit 10.03 to Registrant's Current
             Cable Company.                            Report on Form 8-K, filed on August
                                                       12, 1999. (File No. 0-16014)

    99.08    Form of Proxy for holders of Adelphia     Previously filed.
             Communications Corporation common stock.

    99.09    Form of Proxy for holders of Century      Previously filed.
             Communications Corp. common stock.

    99.10    Form of Election and Letter of            Previously filed.
             Transmittal for holders of Century
             Communications Corp. Class A common
             stock.

    99.11    Form of Election and Letter of            Previously filed.
             Transmittal for holders of Century
             Communications Corp. Class B common
             stock.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this post effective amendment no. 1 to this registration statement on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coudersport, Commonwealth of Pennsylvania, on the 4th day of October, 1999.

                                          ADELPHIA COMMUNICATIONS CORPORATION

                                                    /s/ Timothy J. Rigas
                                          By: _________________________________
                                              Timothy J. Rigas, Executive Vice
                                                         President

  Pursuant to the requirements of the Securities Act, this Post Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

                  *                    Chairman, President and      October 4, 1999
______________________________________  Chief Executive Officer
            John J. Rigas

                  *                    Executive Vice President     October 4, 1999
______________________________________  and Director
           Michael J. Rigas

         /s/ Timothy J. Rigas          Executive Vice President,    October 4, 1999
______________________________________  Chief Financial Officer,
           Timothy J. Rigas             Chief Accounting Officer,
                                        Treasurer and Director

                  *                    Executive Vice President     October 4, 1999
______________________________________  and Director
            James P. Rigas

                  *                    Director                     October 4, 1999
______________________________________
          Daniel R. Milliard

              Signature                          Title                   Date
              ---------                          -----                   ----

                                       Director                    October   , 1999
______________________________________
          Perry S. Patterson

                                       Director                    October   , 1999
______________________________________
            Pete J. Metros

                                       Director                    October   , 1999
______________________________________
           Dennis P. Coyle

         /s/ Timothy J. Rigas                                       October 4, 1999
*By: _________________________________
           Timothy J. Rigas
           attorney-in-fact

                                 Exhibit Index

 Exhibit
   No.                    Reference
 -------                  ---------
   2.01  Agreement and Plan of Merger, dated as     Previously filed.
         of March 5, 1999, as amended, by and
         among Adelphia Communications
         Corporation, Adelphia Acquisition
         Subsidiary, Inc. and Century
         Communications Corp.

   3.01  Certificate of Incorporation of Adelphia   Incorporated herein by reference is
         Communications Corporation                 Exhibit 3.01 to Registrant's Current
                                                    Report on Form 8-K dated July 24,
                                                    1997. (File No. 0-16104)

   3.02  Bylaws of Adelphia Communications          Incorporated herein by reference is
         Corporation                                Exhibit 3.02 to Registrant's Annual
                                                    Report on Form 10-K for the fiscal
                                                    year ended March 31, 1994. (File No.
                                                    0-16014)

   3.03  Certificate of Designations for 5 1/2%     Incorporated herein by reference is
         Series D Convertible Preferred Stock       Exhibit 3.01 to Registrant's Current
                                                    Report on Form 8-K for the event dated
                                                    April 28, 1999. (File No. 0-16104)

   4.01  Indenture, dated as of February 26,        Incorporated herein by reference is
         1997, between the Registrant and Bank of   Exhibit 4.01 to Registrant's Current
         Montreal Trust Company with respect to     Report on Form 8-K dated May 1, 1997.
         the Registrant's 9 7/8% Senior Notes Due   (File No. 0-16014)
         2007

   4.02  Form of Note with respect to the           Contained in Indenture filed as
         Registrant's 9 7/8% Senior Notes Due       Exhibit 4.01.
         2007

   4.03  Registration Rights Agreement, dated as    Incorporated herein by reference is
         of February 26, 1997, between the          Exhibit 10.01 to Registrant's Current
         Registrant and the Initial Purchaser       Report on Form 8-K dated May 1, 1997.
         with respect to the Registrant's 9 7/8%    (File No. 0-16014)
         Senior Notes Due 2007

   4.04  First Supplemental Indenture, dated as     Incorporated herein by reference is
         of May 4, 1994, with respect to            Exhibit 4.01 to Registrant's Current
         Registrant's 9 1/2% Senior Pay-In-Kind     Report on Form 8-K dated May 5, 1994.
         Notes Due 2004                             (File No. 0-16014)

   4.05  Indenture, dated as of February 22,        Incorporated herein by reference is
         1994, with respect to Registrant's 9       Exhibit 4.05 to Registration Statement
         1/2% Senior Pay-In-Kind Notes Due 2004     No. 33-52513 on Form S-4.

   4.06  Indenture, dated as of July 28, 1993,      Incorporated herein by reference is
         with respect to Registrant's 10 1/4%       Exhibit 4.01 to Registrant's Quarterly
         Senior Notes Due 2000                      Report on Form 10-Q for the quarter
                                                    ended June 30, 1993. (File No. 0-
                                                    16014)

   4.07  Amended and Restated Indenture, dated as   Incorporated herein by reference is
         of May 11, 1993, with respect to           Exhibit 4.01 to Registrant's Annual
         Registrant's 9 7/8% Senior Debentures      Report on Form 10-K for the fiscal
         Due 2005                                   year ended March 31, 1993. (File No.
                                                    0-16014)

   4.08  Indenture, dated as of September 2,        Incorporated herein by reference is
         1992, with respect to the Registrant's     Exhibit 4.03 to Registration Statement
         11 7/8% Senior Debentures Due 2004         No. 33-52630 on Form S-1.


 Exhibit
   No.                    Reference
 -------                  ---------
   4.09  Indenture, dated as of May 7, 1992, with   Incorporated herein by reference is
         respect to the Registrant's 12 1/2%        Exhibit 4.03 to Registrant's Annual
         Senior Notes Due 2002                      Report on Form 10-K for the fiscal
                                                    year ended March 31, 1992. (File No.
                                                    0-16014)

   4.10  Indenture, dated as of April 15, 1996,     Incorporated by reference is Exhibit
         between Hyperion Telecommunications,       4.1 to Registration Statement No. 333-
         Inc. and Bank of Montreal Trust Company    06957 on Form S-4 filed for Hyperion
                                                    Telecommunications, Inc.

   4.11  Form of 13% Hyperion Telecommunications,   Incorporated herein by reference is
         Inc. Senior Discount Notes                 Exhibit 4.3 to Hyperion
                                                    Telecommunications, Inc.'s
                                                    Registration Statement No. 333-12619
                                                    on Form S-1.

   4.12  First Supplemental Indenture, dated as     Incorporated herein by reference is
         of September 11, 1996, between Hyperion    Exhibit 4.2 of Hyperion
         Telecommunications, Inc. and Bank of       Telecommunications, Inc.'s
         Montreal Trust Company                     Registration Statement No. 333-12619
                                                    on Form S-1.

   4.13  Indenture, dated as of November 12,        Incorporated herein by reference is
         1996, between Olympus Communications,      Exhibit 10.02 to Registrant's Current
         L.P., Olympus Capital Corporation and      Report on Form 8-K dated December 16,
         Bank of Montreal Trust Company             1996. (File No. 0-16014)

   4.14  Certificate of Designations for 13%        Contained in Exhibit 3.01 to
         Series A and Series B Cumulative           Registrant's Current Report on Form 8-
         Exchangeable Preferred Stock               K dated July 24, 1997, which is
                                                    incorporated herein by reference.
                                                    (File No. 0-16014)

   4.15  Certificate of Designations for Series C   Contained in Exhibit 3.01 to
         Convertible Preferred Stock                Registrant's Current Report on Form 8-
                                                    K dated July 24, 1997, which is
                                                    incorporated herein by reference.
                                                    (File No. 0-16014)

   4.16  Indenture, dated as of July 7, 1997,       Incorporated herein by reference is
         with respect to the Registrant's 10 1/2%   Exhibit 4.03 from the Registrant's
         Senior Notes due 2004, between the         Current Report on Form 8-K dated July
         Registrant and the Bank of Montreal        24, 1997. (File No. 0-16014)
         Trust Company

   4.17  Form of 10 1/2% Senior Note due 2004       Contained in Exhibit 4.03 to
                                                    Registrant's Current Report on Form 8-
                                                    K dated July 24, 1997 which is
                                                    incorporated herein by reference.
                                                    (File No. 0-16014)

   4.18  Form of Indenture, with respect to the     Contained in Exhibit 3.01 as Annex A
         Registrant's 13% Senior Subordinated       to Registrant's Current Report on Form
         Exchange Debentures due 2009, between      8-K dated July 24, 1997, which is
         the Registrant and the Bank of Montreal    incorporated herein by reference.
         Trust Company                              (File No. 0-16014)

   4.19  Form of Certificate for 13% Cumulative     Incorporated herein by reference is
         Exchangeable Preferred Stock               Exhibit 4.06 from the Registrant's
                                                    Current Report on Form 8-K dated
                                                    July 24, 1997. (File No. 0-16014)


 Exhibit
   No.                    Reference
 -------                  ---------
   4.20  Form of Certificate for Series C           Incorporated herein by reference is
         Convertible Preferred Stock                Exhibit 4.06 from the Registrant's
                                                    Current Report on Form 8-K dated July
                                                    24, 1997. (File No. 0-16014)

   4.21  Indenture, dated as of August 27, 1997,    Incorporated herein by reference to
         with respect to Hyperion                   Exhibit 4.01 to Hyperion's Current
         Telecommunications, Inc. ("Hyperion") 12   Report on Form 8-K dated August 27,
         1/4% Senior Secured Notes due 2004,        1997. (File No. 0-21605)
         between Hyperion and the Bank of
         Montreal Trust Company

   4.22  Form of 12 1/4% Senior Secured Note due    Contained in Exhibit 4.21.
         2004

   4.23  Second Supplemental Indenture, dated as    Incorporated by reference herein to
         of August 27, 1997, between Hyperion and   Exhibit 4.06 to Hyperion's Current
         the Bank of Montreal Trust Company,        Report on Form 8-K dated August 27,
         regarding Hyperion's 13% Senior Discount   1997. (File No. 0-21605)
         Notes due 2003

   4.25  Indenture, dated as of September 25,       Incorporated herein by reference is
         1997, with respect to the Registrant's 9   Exhibit 4.01 from the Registrant's
         1/4% Senior Notes due 2002, between the    Current Report on Form 8-K, dated
         Registrant and the Bank of Montreal        September 25, 1997. (File No. 0-16014)
         Trust Company

   4.26  Registration Rights Agreement between      Incorporated herein by reference is
         Adelphia Communications Corporation and    Exhibit 4.02 from the Registrant's
         the Initial Purchaser, dated September     Current Report on Form 8-K, dated
         25, 1997, regarding the Registrant's 9     September 25, 1997. (File No. 0-16014)
         1/4% Senior Notes due 2002

   4.27  Form of 9 1/4% Senior Note due 2002        Contained in Exhibit 4.25.

   4.28  Indenture, dated as of January 21, 1998,   Incorporated by reference herein is
         with respect to the Registrant's 8 3/8%    Exhibit 4.01 from the Registrant's
         Senior Notes due 2008, between the         Current Report on Form 8-K dated
         Registrant and the Bank of Montreal        January 21, 1998. (File No. 0-16014)
         Trust Company (the "January 1998
         Indenture")

   4.29  Registration Rights Agreement between      Incorporated by reference herein is
         Adelphia Communications Corporation and    Exhibit 4.02 from the Registrant's
         the Initial Purchaser, dated January 21,   Current Report on Form 8-K dated
         1998, regarding the Registrant's 8 3/8%    January 21, 1998. (File No. 0-16014)
         Senior Notes due 2008

   4.30  Form of 8 3/8% Senior Note due 2008        Contained in Exhibit 4.28.

   4.31  Indenture, dated as of July 2, 1998,       Incorporated by reference herein is
         with respect to the Registrant's 8 1/8%    Exhibit 4.01 from the Registrant's
         Senior Notes due 2003, between the         Current Report on Form 8-K, dated July
         Registrant and the Bank of Montreal        2, 1998. (File No. 0-16014)
         Trust Company

   4.32  Registration Rights Agreement between      Incorporated by reference herein is
         Adelphia Communications Corporation and    Exhibit 4.02 from the Registrant's
         the Initial Purchaser, dated July 2,       Current Report on Form 8-K, dated July
         1998, regarding the Registrant's 8 1/8%    2, 1998. (File No. 0-16014)
         Senior Notes due 2003

   4.33  Form of 8 1/8% Senior Note due 2003        Incorporated by reference herein is
                                                    Exhibit 4.03 from the Registrant's
                                                    Current Report on Form 8-K, dated July
                                                    2, 1998. (File No. 0-16014)


 Exhibit
   No.                    Reference
 -------                  ---------
   4.34  The First Supplemental Indenture, dated    Incorporated by reference herein is
         as of November 12, 1998, to January 1998   Exhibit 4.01 from the Registrant's
         Indenture with respect to the              Current Report on Form 8-K filed on
         Registrant's 8 3/8% Senior Notes due       January 28, 1999. (File No. 0-16014)
         2008, between the Registrant and the
         Bank of Montreal Trust Company

   4.35  Registration Rights Agreement between      Incorporated by reference herein is
         Adelphia Communications Corporation and    Exhibit 4.02 from the Registrant's
         the Initial Purchaser, dated November      Current Report on Form 8-K filed on
         12, 1998, regarding the Registrant's 8     January 28, 1999. (File No. 0-16014)
         3/8% Senior Notes due 2008

   4.36  Indenture, dated as of January 13, 1999,   Incorporated by reference herein is
         with respect to the Registrant's 7 1/2%    Exhibit 4.03 from the Registrant's
         Senior Notes due 2004 and 7 3/4% Senior    Current Report on Form 8-K filed on
         Notes due 2009, between the Registrant     January 28, 1999. (File No. 0-16014)
         and the Bank of Montreal Trust Company

   4.37  Registration Rights Agreement between      Incorporated by reference herein is
         Adelphia Communications Corporation and    Exhibit 4.04 from the Registrant's
         the Initial Purchaser, dated January 13,   Current Report on Form 8-K filed on
         1999, regarding the Registrant's 7 1/2%    January 28, 1999. (File No. 0-16014)
         Senior Notes due 2004 and 7 3/4% Senior
         Notes due 2009

   4.38  Form of 7 1/2% Senior Note due 2004        Incorporated by reference herein is
                                                    Exhibit 4.05 from the Registrant's
                                                    Current Report on Form 8-K filed on
                                                    January 28, 1999. (File No. 0-16014)

   4.39  Form of 7 3/4% Senior Note due 2009        Incorporated by reference herein is
                                                    Exhibit 4.06 from the Registrant's
                                                    Current Report on Form 8-K filed on
                                                    January 28, 1999. (File No. 0-16014)

   4.40  Indenture, dated as of March 2, 1999,      Incorporated by reference herein is
         with respect to Hyperion                   Exhibit 4.01 from the Registrant's
         Telecommunications, Inc. ("Hyperion")      Current Report on Form 8-K filed on
         12% Senior Subordinated Notes due 2007,    March 10, 1999. (File No. 0-16014)
         between Hyperion and the Bank of
         Montreal Trust Company

   4.41  Form of 12% Senior Subordinated Note due   Incorporated by reference herein is
         2007                                       Exhibit 4.02 from the Registrant's
                                                    Current Report on Form 8-K filed on
                                                    March 10, 1999. (File No. 0-16014)

   4.42  Registration Rights Agreement between      Incorporated by reference herein is
         Hyperion Telecommunications, Inc. and      Exhibit 10.04 from the Registrant's
         the Initial Purchasers, dated March 2,     Current Report on Form 8-K filed on
         1999, regarding Hyperion's 12% Senior      March 10, 1999. (File No. 0-16014)
         Subordinated Notes due 2007

   4.43  Indenture, dated as of April 28, 1999,     Incorporated by reference herein is
         with respect to the Registrant's 7 7/8%    Exhibit 4.01 from the Registrant's
         Senior Notes due 2009, between the         Current Report on Form 8-K filed on
         Registrant and The Bank of Montreal        April 28, 1999. (File No. 0-16014)
         Trust Company


 Exhibit
   No.                    Reference
 -------                  ---------
   4.44  The First Supplemental Indenture, dated    Incorporated by reference herein is
         as of April 28, 1999, to April 1999        Exhibit 4.02 from the Registrant's
         Indenture, with respect to the             Current Report on Form 8-K filed on
         Registrant's 7 7/8% Senior Notes due       April 28, 1999. (File No. 0-16014)
         2009, between the Registrant and The
         Bank of Montreal Trust Company

   4.45  Form of 7 7/8% Senior Note due 2009        Contained in Exhibit 4.44.

   5.01  Opinion of Buchanan Ingersoll              Previously filed.
         Professional Corporation, regarding the
         legality of the shares of Class A common
         stock to be registered under this
         registration statement.

   8.01  Opinion of Buchanan Ingersoll              Filed herewith.
         Professional Corporation, regarding
         certain United States federal income tax
         consequences of the merger.

   8.02  Opinion of Gibson, Dunn & Crutcher LLP,    Filed herewith.
         regarding certain United States federal
         income tax consequences of the merger.

  23.01  Consent of Deloitte & Touche LLP with      Previously filed.
         respect to financial statements of
         Adelphia and Olympus

  23.02  Consent of KPMG LLP with respect to        Previously filed.
         financial statements of FrontierVision

  23.03  Consent of Deloitte & Touche LLP with      Previously filed.
         respect to financial statements of
         Century

  23.04  Consent of Deloitte & Touche LLP with      Previously filed.
         respect to financial statements of
         Harron

  23.05  Consent of Buchanan Ingersoll              Previously filed.
         Professional Corporation

  23.06  Consent of Buchanan Ingersoll              Contained in their opinion filed as
         Professional Corporation                   Exhibit 8.01.

  23.07  Consent of Gibson, Dunn & Crutcher, LLP    Contained in their opinion filed as
                                                    Exhibit 8.02.

  23.08  Consent of Daniels & Associates, L.P.      Previously filed.

  23.09  Consent of Donaldson, Lufkin & Jenrette    Previously filed.
         Securities Corporation

  24.01  Power of Attorney (included on the         Previously filed.
         signature page of the registration
         statement)

  99.01  Voting Agreement, dated as of March 5,     Incorporated herein by reference is
         1999, by and among Adelphia                Exhibit 10.01 to Registrant's Current
         Communications Corporation, Leonard Tow,   Report on Form 8-K, filed on March 10,
         the Claire Tow Trust and the Trust         1999. (File No. 0-16014)
         Created by Claire Tow Under Date of
         December 10, 1979.


 Exhibit
   No.                    Reference
 -------                  ---------
  99.02  Voting Agreement, dated as of March 5,     Incorporated herein by reference is
         1999, by and among Century                 Exhibit 10.02 to Registrant's Current
         Communications Corp., John J. Rigas,       Report on Form 8-K, filed on March 10,
         Michael J. Rigas, Timothy J. Rigas and     1999.
         James P. Rigas.                            (File No. 0-16014)

  99.03  Opinion of Daniels & Associates, L.P.      Attached as Appendix B to the proxy
                                                    statement/prospectus contained in this
                                                    registration statement.

  99.04  Opinion of Donaldson, Lufkin & Jenrette    Attached as Appendix C to the proxy
         Securities Corporation                     statement/prospectus contained in this
                                                    registration statement.

  99.05  Registration Rights Agreement among        Incorporated herein by reference is
         Adelphia Communications Corporation,       Exhibit 10.01 to Registrant's Current
         John J. Rigas, Timothy J. Rigas, Michael   Report on Form 8-K, filed on August
         J. Rigas, James P. Rigas, Claire Tow and   12, 1999. (File No. 0-16014)
         the holders of Century Class B common
         stock.

  99.06  Tag-Along Rights Agreement among           Incorporated herein by reference is
         Adelphia Communications Corporation,       Exhibit 10.02 to Registrant's Current
         John J. Rigas, Timothy J. Rigas, Michael   Report on Form 8-K, filed on August
         J. Rigas, James P. Rigas, Claire Tow and   12, 1999. (File No. 0-16014)
         the holders of Century Class B common
         stock.

  99.07  Agreement by and between Adelphia          Incorporated herein by reference is
         Communications Corporation and Citizens    Exhibit 10.03 to Registrant's Current
         Cable Company.                             Report on Form 8-K, filed on August
                                                    12, 1999. (File No. 0-16014)

  99.08  Form of Proxy for holders of Adelphia      Previously filed.
         Communications Corporation common stock.

  99.09  Form of Proxy for holders of Century       Previously filed.
         Communications Corp. common stock.

  99.10  Form of Election and Letter of             Previously filed.
         Transmittal for holders of Century
         Communications Corp. Class A common
         stock.

  99.11  Form of Election and Letter of             Previously filed.
         Transmittal for holders of Century
         Communications Corp. Class B common
         stock.